                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): APRIL 11, 2001
                                                          --------------


                          TRANSKARYOTIC THERAPIES, INC.
-------------------------------------------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
-------------------------------------------------------------------------------

                 (State or Other Jurisdiction of Incorporation)


         000-21481                                      04-3027191
----------------------------------        -------------------------------------
  (Commission File Number)                    (IRS Employer Identification No.)


195 ALBANY STREET, CAMBRIDGE, MASSACHUSETTS                02139
-------------------------------------------------------------------------------

(Address of Principal Executive Offices)                (Zip Code)


                                 (617) 349-0200
-------------------------------------------------------------------------------

               Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
-------------------------------------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS.
         ------------

         On April 11, 2001, Transkaryotic Therapies, Inc. ("TKT") announced that the High Court of Justice in London has issued an opinion in a patent infringement suit TKT and Aventis brought against Kirin-Amgen, Inc., involving Dynepo(TM), the companies' Gene-Activated(R) erythropoietin FOR the treatment of anemia.

         Mr. Justice Neuberger of the English High Court of Justice presided over the case and ruled that one of four claims of European Patent No. 0 148 605 B2 asserted in the case against TKT and Aventis was not infringed on a literal basis but would be infringed when the claim is construed on a purposive basis (essentially under the U.K. version of the U.S. doctrine of equivalents). The other three claims asserted were found to be invalid and even if valid, incapable of infringement.

         The full text of TKT's press release issued in connection with the foregoing matter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

         (c)      Exhibits.

                  99.1 Press Release

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2001                  REGISTRANT

                                          TRANSKARYOTIC THERAPIES, INC.


                                          By: /s/ DANIEL E. GEFFKEN
                                              -----------------------------
                                              Daniel E. Geffken
                                              Senior Vice President, Finance
                                              and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER                               DESCRIPTION

99.1                                         Press Release